Exhibit 99.1

Longeveron Announces Pricing for Rights Offering and Expected Calendar

MIAMI, August 14, 2023 (GLOBE NEWSWIRE) -- Longeveron Inc. (NASDAQ: LGVN) (“Longeveron” or “Company”), a clinical stage biotechnology company developing cellular therapies for life-threatening and chronic aging-related conditions such as hypoplastic left heart syndrome (HLHS), Alzheimer’s disease and Aging-related Frailty, announced today that it has filed an amended registration statement with the Securities and Exchange Commission to conduct a tradable subscription rights offering to holders of its Class A common stock, Class B common stock and warrants to purchase its Class A common stock.

The rights offering is being made through a distribution of five tradable subscription rights (to be listed on The NASDAQ Capital Market under the ticker symbol LGVNR) to purchase shares of Class A common stock, for each share of common stock and warrant to purchase common stock owned on the record date, at a $3.00 subscription price per share. The distribution of the subscription rights must be settled within two business days of the transaction date. So, to be considered a stockholder of record, you must own the stock in your brokerage account as of 5:00 PM Eastern Time on Wednesday, August 16, 2023, which is two trading days before the record date of Friday, August 18, 2023.

The rights offering also includes an over-subscription privilege, entitling each rights holder that exercises all of its basic subscription rights in full the ability to purchase additional shares of Class A common stock that remain unsubscribed at the expiration of the rights offering, subject to the availability and pro rata allocation of shares among those exercising this over-subscription privilege.

The amended registration statement also covers the placement of unsubscribed shares of Class A common stock for an additional period of up to 45 days following expiration of the offering, as well as the potential resale by the Company’s principal stockholders, directors and executive officers of subscription rights during the period for which the subscription rights may be transferred in accordance with the terms of the rights offering.

The calendar for the rights offering is as follows assuming an August 14, 2023 effective date:

Wednesday, August 16	Ownership Day – Shares must be acquired by 5:00 PM ET to be considered a stockholder of record on the Record Date

Thursday, August 17	Ex-Rights Day - LGVN shares trade without the rights attached

Friday, August 18	Record Date – This is the cutoff date that determines the eligibility of stockholders to receive rights

Tuesday, August 22	Subscription Period Begins & LGVNR Rights begin to trade

Thursday, September 21	Subscription Period Ends – 5:00 PM ET unless extended at the Company’s sole discretion

See our Securities and Exchange Commission filings here for more details about the rights offering as well as information on the Company. EDGAR Search Results (sec.gov)

If you have any questions or need further information about the rights offering, please call Okapi Partners, Longeveron’s information agent for the rights offering, at (212) 297-0720 (bankers and brokers) or (844) 201-1170 (all others) or email at info@okapipartners.com

The registration statement has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of any securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The rights offering is being made only by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. The prospectus and related rights offering materials will be provided to all stockholders and participating warrant holders of record on the record date.

About Longeveron Inc.

Longeveron is a clinical stage biotechnology company developing regenerative medicines to address unmet medical needs. The Company’s lead investigational product is Lomecel-B™ an allogeneic medicinal signaling cell (MSC) therapy product isolated from the bone marrow of young, healthy adult donors. Lomecel-B™ has multiple potential mechanisms of action encompassing pro-vascular, pro-regenerative, anti-inflammatory, and tissue repair and healing effects with broad potential applications across a spectrum of disease areas. Longeveron is currently advancing Lomecel-B™ through clinical trials in three indications: hypoplastic left heart syndrome (HLHS), Alzheimer’s disease, and Aging-related Frailty. Additional information about the Company is available at www.longeveron.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, statements regarding the offer and sale of securities, the terms of the offering, about the ability of Longeveron’s clinical trials to demonstrate safety and efficacy of the Company’s product candidates, and other positive results; the timing and focus of the Company’s ongoing and future preclinical studies and clinical trials and the reporting of data from those studies and trials; the size of the market opportunity for the Company’s product candidates, including its estimates of the number of patients who suffer from the diseases being targeted; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of the Company’s product candidates; the Company’s ability to obtain and maintain regulatory approval of its product candidates in the U.S., Japan and other jurisdictions; the Company’s plans relating to the further development of its product candidates, including additional disease states or indications it may pursue; the Company’s plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and its ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and the Company’s ability to attract and retain such personnel; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s need to raise additional capital, and the difficulties it may face in obtaining access to capital, and the dilutive impact it may have on its investors; the Company’s financial performance and ability to continue as a going concern, and the period over which it estimates its existing cash and cash equivalents will be sufficient to fund its future operating expenses and capital expenditure requirements. Additionally, Longeveron makes no assurance that any public offering of its securities as described herein will occur at all, or that any such transaction will occur on the timelines, in the manner or on the terms anticipated due to numerous factors. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including Longeveron’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 14, 2023 and its Quarterly Report on Form 10-Q for the second quarter of 2023 filed with the SEC on August 11, 2023. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact

Mike Moyer

LifeSci Advisors

Tel: 617-308-4306

Email: mmoyer@lifesciadvisors.com